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                                                                    EXHIBIT 10.7
                               SECURITY AGREEMENT


        AGREEMENT made and entered into as of November 9, 1999 between Ingram Book Company, a division of Ingram Book Group Inc., with its principal office at One Ingram Blvd., La Vergne, Tennessee 37086 (hereinafter called "SECURED PARTY") and CROWN BOOKS CORPORATION a Delaware corporation with its principal office at 3300 75th Avenue, Landover, Maryland 20785 (hereinafter called "DEBTOR").

        WHEREAS, DEBTOR is party to that certain Agreement (as amended, restated, refinanced, replaced, extended or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") with The Paragon Capital, LLC, ("PARAGON") pursuant to which, among other things, DEBTOR has granted to PARAGON a first priority security interest in the COLLATERAL (as hereinafter defined) to secure all DEBTOR'S obligations under the LOAN AND SECURITY AGREEMENT;

        WHEREAS, SECURED PARTY and PARAGON are parties to a Subordination and Intercreditor Agreement wherein SECURED PARTY, among other things, subordinates its Security Interest granted herein to PARAGON.

        WHEREAS, PARAGON has agreed to waive the restrictions contained in the AGREEMENT to permit DEBTOR to grant a security interest in the COLLATERAL to SECURED PARTY;

        1.     SECURITY INTEREST: GRANTED AND SUBORDINATED

               In consideration of the further and continuing extension of credit to DEBTOR, DEBTOR pledges, assigns, consigns, transfers, sets over, and grants SECURED PARTY a security interest in the COLLATERAL hereinafter described to secure the payment and/or performance of all OBLIGATIONS, as hereinafter defined, of DEBTOR to SECURED PARTY over One Million Five Hundred Thousand Dollars ($1,500,000). It is intended that the first One Million Five Hundred Thousand Dollars ($1,500,000) extended by SECURED PARTY be unsecured. Notwithstanding the time, order or method of attachment or perfection of the security interests or liens granted hereby or the time or order of filing or lien notation or recording of financing statements, or other evidence of liens or security interests, and notwithstanding anything contained in any such filing, lien notation, recorded instrument or agreement to which SECURED PARTY or PARAGON may now or hereafter be a party, and notwithstanding any provision of the Uniform Commercial Code or other applicable law, SECURED PARTY agrees that the security interests and liens upon the PARAGON Collateral as defined in the Agreement in favor of PARAGON have and shall have priority over the security interests and liens, if any, upon the PARAGON Collateral held by SECURED PARTY to the full extent of the Debt as defined in the Agreement outstanding at any time and from time to time.

        2.     PARI PASSU SECONDARY SECURITY INTERESTS

               SECURED PARTY's security interest shall be pari passu with other trade creditors which extend $750,000 in unsecured credit to Crown on substantially


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               similar terms as SECURED PARTY ("Trade Party Security Interest")
               for that portion of credit trade extended by each of the other trade creditors above Seven Hundred Fifty Thousand Dollars ($750,000). It is intended that the first Seven Hundred Fifty Thousand Dollars ($750,000) extended by each of the other trade creditors be unsecured. The other trade creditor's Security Agreement shall be in a form substantially similar to this Security Agreement and SECURED PARTY shall be notified and receive a copy of other trade party's security agreements.

        3.     COLLATERAL


               The COLLATERAL of this Security Agreement is as follows, wherever located, whether DEBTOR now has or hereafter acquires any rights therein, and all proceeds thereof (hereinafter sometimes collectively referred to as the "COLLATERAL"):

               All of the assets and proceeds of the DEBTOR including but not limited to:

               (a) all of the DEBTOR'S and its subsidiaries now existing and future: (a) accounts (as defined in the Uniform Commercial Code as in effect in the State of New York and as the same may be amended from time to time, hereafter, the "UCC") (whether or not specifically listed on schedules furnished to SECURED PARTY) including, without limitation, all accounts created by or arising from all of the DEBTOR'S sales of INVENTORY (as hereinafter defined) and all rights to payment under and with respect to (i) promissory notes and (ii) bank or non-bank credit cards, and all accounts arising from sales made under any of the DEBTOR'S trade names or styles, or through any of the DEBTOR'S subsidiaries, (b) unpaid seller's or lessor's rights (including rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom; (c) rights to any INVENTORY represented by any of the foregoing, including rights to returned or repossessed goods; (d) reserves and credit balances arising in the account owned by PARAGON and under the LOAN AND SECURITY AGREEMENT; (e) guarantees or collateral for any of the foregoing;
               (f) insurance policies or rights relating to any of the foregoing; and (g) cash and non-cash proceeds of any and all the foregoing;

               (b) all present and future documents (as defined in the UCC) and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and INVENTORY relating thereto and all cash and non-cash proceeds of the foregoing;

               (c) all DEBTOR'S and its subsidiaries present and future general intangibles (as defined in the UCC, hereafter, "GENERAL INTANGIBLES"), including, without limitation, all present and future right, title and interest in and to all tradenames, trademarks (together with the goodwill associated therewith), copyrights, patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise,


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               and all cash and non-cash proceeds thereof, including, without limitation, the proceeds of any licensing agreements between the DEBTOR and any licensee of any of the DEBTOR'S GENERAL INTANGIBLES provided, however, that if any of the GENERAL INTANGIBLES existing on the date hereof other than tax refunds are prohibited by contract from being assigned to SECURED PARTY, SECURED PARTY agrees that it shall not require that the DEBTOR grant SECURED PARTY a lien on such GENERAL INTANGIBLES until the earlier of the termination of such contract or deletion of such prohibition, except that any and all monies due or to become due under such GENERAL INTANGIBLES shall be subject to SECURED PARTY'S lien hereunder;

               (d) all of the DEBTOR'S and its subsidiaries present and hereafter acquired inventory (as defined in the UCC) and any and all merchandise and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials, wherever located, used or usable in manufacturing, processing, packaging or shipping same and in all stages of production and all cash and non-cash proceeds thereof of whatever sort (collectively, "INVENTORY"); and

               (e) all now owned and hereafter acquired deposit accounts maintained with any bank or financial institutions; all cash and other monies and property in the possession or control of PARAGON; all books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the COLLATERAL described herein or otherwise necessary or helpful in the collection thereof or realization thereon, and all cash and non-cash proceeds of the foregoing.



        4.     OBLIGATIONS


               The security interest granted by DEBTOR to SECURED PARTY secures the full, prompt, and unconditional payment of any and all indebtedness, obligations, or liabilities of DEBTOR to SECURED PARTY over the sum of One Million Five Hundred Thousand Dollars ($1,500,000) of whatever nature, whether direct or indirect, absolute or contingent, now due or hereafter to become due, now existing or hereafter arising under any account instrument, agreement, note, contract, guaranty, indemnity, loan or otherwise (all of which are hereinafter referred to as "OBLIGATIONS").

        5.     WARRANTIES AND COVENANTS


               (i)     DEBTOR warrants that:

                       a) DEBTOR is duly organized and existing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which it is doing business.




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                    b)      The execution, delivery and performance of this
                Agreement are within DEBTOR's corporate powers, have been duly authorized by all necessary corporate action on the part of DEBTOR, are not in contravention of any law applicable to DEBTOR or any of the terms of DEBTOR's articles of incorporation, by-laws or other incorporation papers, or of any other indenture, agreement, or undertaking to which DEBTOR is party or by which it is bound.

                   c) Except for the security interest granted hereby, the security interest granted to PARAGON, any trade party security interest or any security interest permitted by SECURED PARTY, DEBTOR is and shall be at all times the lawful owner of the COLLATERAL, free and clear of any adverse lien, encumbrance, security interest, claim, charge or levy securing any indebtedness (other than the OBLIGATIONS and indebtedness under the LOAN AND SECURITY AGREEMENT).

                (ii) Subject to the terms of the LOAN AND SECURITY AGREEMENT, DEBTOR covenants that:

                        a) DEBTOR shall defend its title to the COLLATERAL against all persons and against all claims or demands of any kind whatsoever other than Permitted Encumbrances (as defined in the ___________________ AGREEMENT as in effect on the date hereof.

                        b) DEBTOR shall pay, when due, all charges, taxes, assessments, and fees which may now or hereafter be imposed upon the ownership, sale, purchase, or possession of the COLLATERAL, except to the extent not yet due or contested in good faith; and SECURED PARTY may, but is under do duty to, pay said items and charge the cost of same to DEBTOR as part of the OBLIGATIONS.

                        c) DEBTOR shall keep the COLLATERAL only at (i) such addresses that are furnished to SECURED PARTY, (ii) such other locations as to which DEBTOR shall give SECURED PARTY prior written notice and (iii) such other locations known to SECURED PARTY and at which SECURED PARTY has filed a UCC-1 Financing Statement.

                        d) DEBTOR shall not permit any of the COLLATERAL to be kept or stored at any location other than as permitted hereinabove without the prior written consent of SECURED PARTY.

                        e) DEBTOR shall not lend, rent, lease, or otherwise dispose of the COLLATERAL or any interest herein except in the ordinary course of DEBTOR's business or as may be authorized by SECURED PARTY in writing.

                        f) DEBTOR shall immediately notify SECURED PARTY in writing of any change in DEBTOR's place or places of business or of the discontinuance or addition of any such place or places of business.



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6.      INSURANCE


        DEBTOR agrees as follows:

                a) Notwithstanding anything to the contrary herein, DEBTOR shall obtain, and provide a certificate evidencing same to SECURED PARTY, satisfactory Lender's Loss Payable Endorsements naming SECURED PARTY, as its interests may appear, with respect to policies which insure INVENTORY, or with such other designation as SECURED PARTY may agree. DEBTOR shall at all times keep the INVENTORY insured against loss or damage by fire, theft, and such other casualties as SECURED PARTY may designate or approve. All such polices of insurance shall provide for at least ten (10) days prior written notice of cancellation to SECURED PARTY. Upon DEBTOR's failure to obtain such insurance or to keep same in force, SECURED PARTY may, but is under no duty to, obtain such insurance or pay any premium and charge the cost of same to DEBTOR as part of the OBLIGATIONS.

                b) DEBTOR shall give immediate written notice to SECURED PARTY and to any insurers of any loss or damage to the INVENTORY.

                c) Upon the occurrence and during the continuance of an event of default which has not been cured pursuant to Paragraph 8, (i) DEBTOR hereby appoints SECURED PARTY as attorney in-fact for DEBTOR in obtaining, adjusting, filing claims under and canceling any such insurance and endorsing settlement drafts by insurers of the COLLATERAL, and (ii) proceeds of such policies shall be paid to SECURED PARTY to the extent of its security interest or lien in the INVENTORY covered by the policy, for applications to its claims, its OBLIGATIONS or as otherwise required by applicable law.

7.      BOOKS AND RECORDS INSPECTION


                a) DEBTOR will keep and maintain such books and records with respect to the general business of DEBTOR as is customary and consistent with its sound business practices.

                b) DEBTOR shall at any time during normal business hours, and from time to time, allow SECURED PARTY by or through any of its officers, agents, attorneys, accountants, or other representative, to examine or inspect the Inventory Collateral, wherever the same may be located and to examine, inspect and make extracts from or copies of DEBTOR's books and records respecting any or all of the COLLATERAL.

                c) DEBTOR will, at any time at SECURED PARTY's reasonable request, deliver to SECURED PARTY a schedule specifically identifying all of the Inventory Collateral, and shall from time to time deliver to SECURED PARTY such additional schedules and such certificates and reports respecting any or all of the COLLATERAL as SECURED PARTY may reasonably specify.


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        DEBTOR's failure to give the schedule, certificate and/or reports set forth herein shall in no way limit the Security Interest of SECURED PARTY in COLLATERAL.

                d) Upon the occurrence and during the continuance of an event of default which has not been cured pursuant to Paragraph 8, SECURED PARTY shall have the right in its own name or in the name of the DEBTOR to verify the amount owing from DEBTOR's customers with regard to the COLLATERAL.

8.      EVENTS OF DEFAULT


        DEBTOR shall be in default hereunder upon the occurrence of any of the following:

                a) Failure at any time to pay in full and as when due any OBLIGATIONS of DEBTOR to SECURED PARTY or failure to perform any of the warranties, covenants, or provisions contained or referred to herein or in any instrument evidencing any of the OBLIGATIONS or any breach thereof;

                b) The making by DEBTOR of any false or misleading representation, or warranty in this Agreement;

                c) Dissolution, termination of existence, insolvency, cessation of the business of DEBTOR, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against DEBTOR, provided that, in the event of any involuntary proceeding commenced against DEBTOR, such proceeding is not dismissed or discharged within forty-five (45) days of the commencement thereof;

                d) A breach by debtor of any term of this or any other agreement between DEBTOR and SECURED PARTY; or

                e) Any default by DEBTOR of, or under, the terms of the LOAN AND SECURITY AGREEMENT and related agreements with PARAGON which default results in the acceleration of the obligations thereunder, provided however, SECURED PARTY will not deem Debtor in default for a period of fifteen (15) days if Paragon has not acted other than issuing a notice of default.

9.      RIGHT AND REMEDIES ON DEFAULT


        Upon the occurrence of an event of default, which default shall not have been cured by DEBTOR within twenty (20) days following receipt of written notice from SECURED PARTY of such default, and excluding from the applicability of such cure period subparagraphs (c) and (e) of Paragraph 8, and at any time thereafter, SECURED PARTY shall have all of the rights and remedies of a


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        secured party under the above Uniform Commercial Code, including, without limitation, the following:

                a) To declare all OBLIGATIONS of DEBTOR to SECURED PARTY immediately due and payable.

                b) To take immediate and exclusive possession of COLLATERAL or any part thereof, and for that purpose SECURED PARTY may, so far as DEBTOR can give authority therefor, with or without judicial process, enter upon any premises on which COLLATERAL or any part thereof may be situated and remove the same therefrom;

                c) To hold, maintain, preserve, and prepare the COLLATERAL for public or private sale at SECURED PARTY's sole discretion, until disposed of, or to retain the DEBTOR's OBLIGATIONS as provided in the Uniform Commercial Code. SECURED PARTY may require DEBTOR to assemble the COLLATERAL and make it available to SECURED PARTY for possession at a place to be designated by SECURED PARTY which is reasonably convenient to both parties. SECURED PARTY will give DEBTOR reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. SECURED PARTY may be the purchaser at any public or private sale of the COLLATERAL. The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling or the like, and the reasonable attorney's fees and legal expenses incurred by SECURED PARTY shall be applied in satisfaction of the OBLIGATIONS secured hereby. SECURED PARTY will account to DEBTOR for any surplus realized on such disposition and DEBTOR shall remain liable for any deficiency.

10.     MODIFICATION


        The security interest granted to SECURED PARTY under this Security Agreement shall not supersede, but will supplement all other agreements signed, or hereafter signed, between the DEBTOR and SECURED PARTY. The terms of this Security Agreement may not be changed, varied, modified, or altered except in writing signed by both parties and specifically referring to this Security Agreement.

11.     NON-WAIVER OF RIGHTS

        No delay or omission on the part of SECURED PARTY in exercising any of its rights hereunder, nor the acquiescence in or waiver by SECURED PARTY of a breach of any term, covenant or condition of this Security Agreement shall be deemed or consumed to operate as a waiver of such rights or acquiescence thereto except in the specific instance for which given.

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12.     NOTICES


        Notices to either party shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the DEBTOR at its address first set forth herein, and to SECURED PARTY at its office located at One Ingram Blvd., P. 0. Box 3006, La Vergne, Tennessee 37086-1986, Attention: Chief Financial Officer and a copy to Ingram Book Group, Attention: General Counsel at the same address stated herein.

13.     ASSIGNMENTS


        SECURED PARTY may assign this Agreement and, if so assigned, the assignee shall be entitled, upon notifying the DEBTOR, to full performance by DEBTOR or all of DEBTOR's warranties, covenants, and agreements hereunder and the assignee shall be entitled to all rights and remedies of SECURED PARTY hereunder.

14.     FINANCING STATEMENTS

        DEBTOR authorizes SECURED PARTY to sign and file financing statements at any time with respect to any of the COLLATERAL, without the DEBTOR's signature. At SECURED PARTY's request, DEBTOR will join with SECURED PARTY in executing one or more financing statements pursuant to the above Uniform Commercial Code in forms satisfactory to SECURED PARTY. DEBTOR will pay all costs and fees for filing any financing statement wherever SECURED PARTY deems it necessary or desirable to file same.

15.     TERMINATION

        This Agreement shall be a continuing agreement in every respect until such time as the DEBTOR has paid and/or performed all of its OBLIGATIONS to SECURED PARTY and has notified SECURED PARTY of its election to terminate this Agreement.

16.     GOVERNING LAW

        The law of the state of New York shall govern the rights, duties, and remedies of the parties without regard to choice or conflict of law provisions.

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        IN WITNESS WHEREOF, the parties hereto have signed this Agreement the day and year fast above written.



                                            CROWN BOOKS CORPORATION


                                             /s/  Steven G. Panagos
                                            ------------------------------------
                                            (DEBTOR)


                                            By:  Steven G. Panagos
                                                 -------------------------------

                                            Its:  CEO
                                                  ------------------------------



                                            INGRAM BOOK COMPANY, a division of
                                            INGRAM BOOK GROUP INC.



                                             /s/  F.A. Kerrigan
                                            ------------------------------------
                                            (SECURED PARTY)



                                            By:  F.A. Kerrigan
                                                 -------------------------------

                                            Its:  Sr. Vice President and CFO
                                                  ------------------------------






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